Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) dated as of May 12, 2003, is by and among VINTAGE PETROLEUM, INC., a Delaware corporation (the “Borrower”), each Lender (as defined in the Credit Agreement referred to below), BANK OF MONTREAL, acting through certain of its U.S. branches or agencies, individually and as administrative agent (in such capacity, together with its successors in such capacity, the “Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as syndication agent, and FLEET NATIONAL BANK, SOCIÉTÉ GÉNÉRALE and THE BANK OF NEW YORK, as co-documentation agents.

R E C I T A L S:

WHEREAS, the Borrower, each Lender then a party, the Agent and the Issuer have heretofore entered into that certain Credit Agreement dated as of May 2, 2002, as amended by that certain First Amendment to Credit Agreement dated as of May 24, 2002 (such Credit Agreement, as amended by the First Amendment and as otherwise amended to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have agreed to make revolving loans available to, and to participate in letters of credit for the benefit of, the Borrower upon the terms and provisions stated therein; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein; and

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Subsection 7.2.2(o) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“ (o) Indebtedness relating to the Borrower’s outstanding (i) Subordinated Debt and (ii) the Senior Notes and (iii) any Indebtedness (“Refinancing Indebtedness”) issued in exchange for, or the proceeds of which are used to repay, refund, refinance or discharge or otherwise retire any Indebtedness set forth in clauses (i) and (ii) of this subsection (“Refinanced Indebtedness”), provided that such Refinancing Indebtedness (A) shall not exceed the principal amount (other than through the capitalization of premiums, fees, expenses and interest on the Refinanced Indebtedness) of the Refinanced Indebtedness as of the

date of this Agreement, (B) is issued under terms and conditions substantially identical to either the Senior Notes or the Subordinated Debt, and (C) shall be issued with a maturity date no earlier than the later of a date which is at least six months after the Stated Maturity Date or the current maturity date of the Refinanced Indebtedness which such Refinancing Indebtedness is replacing;”.

(b) Subsection 7.2.2(q) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“ (q) unsecured Indebtedness for borrowed money of the Borrower; provided, that such new unsecured Indebtedness shall immediately reduce the Borrowing Base by 100% of the stated principal amount of any such Indebtedness, and provided further that such Indebtedness (i) is issued under terms and conditions substantially identical to either the Senior Notes or the Subordinated Debt, and (ii) shall be issued with a maturity date no earlier than six months after the Stated Maturity Date;”.

Section 3. Conditions Precedent. This Amendment shall be effective as of the date hereof once the Agent has received a counterpart of this Amendment duly executed by the Borrower, the Agent and the Required Lenders.

Section 4. Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of this Amendment and each other Loan Document executed or to be executed by it, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene the Borrower’s Organic Documents; (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or (c) result in, or require the creation or imposition of, any Lien on any of the Borrower’s properties.

(b) This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(c) No Default has occurred and is continuing.

Section 5. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect and shall continue in full force and effect. All references to the Credit Agreement in any other

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document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

Section 6. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

Section 7. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9. Governing Law; Entire Agreement. THIS AMENDMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Amendment, the Credit Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Section 10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns in the manner provided in the Credit Agreement.

Section 11. Headings. The various headings of this Amendment and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or such other Loan Document or any provisions hereof or thereof.

Section 12. No Oral Agreements. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT

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BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER: VINTAGE PETROLEUM, INC.

By:	/s/ William C. Barnes
Name: William C. Barnes Title: Executive Vice President and Chief Financial Officer

BANK OF MONTREAL, acting through its U.S. branches and agencies, including initially its Chicago, Illinois branch, as Agent and Lender

By	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent and Lender

By	/s/ Calli S. Hayes
Name: Calli S. Hayes
Title: Managing Director

FLEET NATIONAL BANK, as Co- Documentation Agent and Lender

By	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Vice President

SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent and Lender

By	/s/ Spencer N. Smith
Name: Spencer N. Smith
Title: Vice President

THE BANK OF NEW YORK, as Co- Documentation Agent and Lender

By	/s/ Raymond J. Palmer
Name: Raymond J. Palmer
Title: Vice President

CREDIT LYONNAIS NEW YORK BRANCH, as Lender

By:	/s/ Olivier Audemard
Name: Olivier Audemard
Title: Senior Vice President

CITICORP USA, INC., as Lender

By:	/s/ Joronne Jeter
Name: Joronne Jeter
Title: Director

BANK OF OKLAHOMA, N.A., as Lender

By:	/s/ Pam P. Schloeder
Name: Pam P. Schloeder
Title: Senior Vice President

FORTIS CAPITAL CORP., as Lender

By:	/s/ David Montgomery
Name: David Montgomery
Title: Senior Vice President

By:	/s/ Darrell W. Holley
Name: Darrell W. Holley
Title: Managing Director

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ Kimberly Coil
Name: Kimberly Coil
Title: Investment Banking Officer

By:	/s/ John A. Clark
Name: John A. Clark
Title: Vice President

LOCAL OKLAHOMA BANK, N.A., as Lender

By:	/s/ Robert O. Laird
Name: Robert O. Laird
Title: Vice President